FINANCE COSTS, NET (Details) - USD ($) $ in Millions	12 Months Ended
	Dec. 31, 2019	Dec. 31, 2018
Disclosure of Detailed Information about Finance Income (Expense) [Line Items]
Interest	$ 435	$ 452
Amortization of debt issue costs	2	5
Amortization of discount (premium)	(1)	(1)
Interest expense on lease liabilities	6	0
Gain on interest rate hedges	(6)	(3)
Interest capitalized	(14)	(9)
Accretion	75	87
Loss on debt extinguishment	3	29
Finance income	(31)	(15)
Total	469	545
Interest paid, classified as operating activities	$ 333	$ 350
Capitalisation rate of borrowing costs eligible for capitalisation	6.30%	6.10%
4.4 Percent Notes Due 2021
Disclosure of Detailed Information about Finance Income (Expense) [Line Items]
Borrowings, interest rate (as percent)	4.40%